UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
                               July 14, 2003

                          Lehman Brothers Holdings Inc.
            (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       1-9466                                               13-3216325
   (Commission File Number)                    (IRS Employer Identification No.)

                             745 Seventh Avenue
                             New York, NY     10019
                       (Address of principal (Zip Code)
                        executive offices)

            Registrant's telephone number, including area code:

                              (212) 526-7000


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Item 5.  Other Events

Press Release

         On July 14, 2003, Lehman Brothers Holdings Inc. (the "Registrant") issued a joint press release with Neuberger Berman Inc., with respect to discussions concerning a potential business combination (the "Press Release").

         The Press Release follows as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibit is filed as part of this Report.

         Exhibit 99.1           Press Release

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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEHMAN BROTHERS HOLDINGS INC.
                                                          (Registrant)


Date:   July 14, 2003                       By:  /s/ Oliver Budde
                                                -------------------------------
                                                Oliver Budde
                                                Vice President

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                                EXHIBIT INDEX

Exhibit 99.1                    Press Release


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